PROSPECTUS SUPPLEMENT

RELIASTAR LIFE INSURANCE COMPANY

and its

     SELECT*LIFE VARIABLE ACCOUNT

RELIASTAR SELECT VARIABLE ACCOUNT

NORTHSTAR VARIABLE ACCOUNT

RELIASTAR UNITED SERVICES VARIABLE LIFE SEPARATE ACCOUNT I

Supplement dated January 3, 2007, to your current Variable Annuity/Life Insurance Prospectus. Please read it carefully and keep it with your product prospectus for future reference.

_________________________________________________________________________________

Information about Directed Services, Inc.

Directed Services, Inc. was converted to a limited liability company, redomiciled to Delaware and reorganized as a wholly owned subsidiary of ING Life Insurance and Annuity Company. The firm is now known as Directed Services, LLC. Also, Directed Services, LLC has replaced ING Life Insurance and Annuity Company as investment adviser to the portfolios of the ING Partners, Inc. mutual fund.

Therefore, all references to Directed Services, Inc. or to ING Life Insurance and Annuity Company as the investment adviser to each of the ING Partners, Inc. portfolios are changed accordingly.

140971	Page 1 of 1	January 2007